SECURITIES AND EXCHANGE COMMISSION
                                            WASHINGTON, D.C. 20549

                                                       FORM 8-K
                                                CURRENT REPORT

          Date of Report: September 30, 1996

                                              ROYALE ENERGY, INC.

                            CALIFORNIA                              0-22750
          33-0224120
          (State    or   other   jurisdiction   of              (Commission
          (I.R.S. Employer
          incorporation    or    organization)               File   Number)
          Identification No.)


                                7676 HAZARD CENTER DRIVE, SUITE 1500
                                                SAN DIEGO, CA 92108
                                       (Address   of   principal  executive
          offices)

                                        Issuer's      telephone     number:
          619-297-8505

          Item 5.     Other Events

                     Royale  Energy,  Inc.  (the "Company"),  has  retained
          National Investors Council ("NIC"), a financial public relations firm, to provide investor relations consulting services to the Company. NIC will assist the Company in distributing news and information concerning the Company to financial news services and in maintaining contact between the Company and financial analysts and broker dealers. The Company pays a monthly fee to NIC for its services.

                                             SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  ROYALE ENERGY INC,

          DATE:  SEPTEMBER  30,  1996                       /S/  DONALD  H.
          HOSMER
                                                     DONALD    H.   HOSMER,
          PRESIDENT AND
                                                  CHIEF EXECUTIVE OFFICER